UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2020

Cinemark USA, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	033-47040	75-2206284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972. 665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events

Cinemark USA, Inc. (“Company,” “we,” or “our”) will be relying on the relief provided by the Securities and Exchange Commission Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies (Release No. 34-88465), dated March 25, 2020 (the “Order”), to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “First Quarter Form 10-Q”). As described in our Current Report on Form 8-K that was filed on April 13, 2020 under the supplemental risk factor heading “The COVID-19 pandemic has had and may continue to have adverse effects on our business, results of operations, liquidity, cash flows, financial condition, access to credit markets and ability to service our existing and future indebtedness, some of which may be significant,” the COVID-19 pandemic has had an unprecedented impact on the Company’s business and operations. Among measures we have taken to endure the impact of the pandemic, we have furloughed 50% of our headquarter employees and reduced the work hours of the remaining employees due to a 50% pay reduction. Additionally, we have temporarily closed our corporate headquarters and issued a work from home policy for the safety of our employees and their families, following protective actions taken by state and local governments to control the spread of the pandemic. The above measures have in turn caused a delay in the preparation of our First Quarter Form 10-Q. We are working on a remote basis to complete and file the First Quarter Form 10-Q as expeditiously as possible under the circumstances. Notwithstanding the foregoing, we expect to file the First Quarter Form 10-Q no later than June 12, 2020, which is within 45 days from the original filing deadline of May 15, 2020.

Forward-looking Statements

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and speak only as of the date hereof. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties some of which are beyond our control and difficult to predict, including, among others, the impacts of COVID-19. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in, or incorporated by reference to, Cinemark USA’s Annual Report on Form 10-K filed February 21, 2020, as updated by the information relating to COVID-19 that was included in a Form 8-K that was filed on April 13, 2020, including the documents incorporated by reference therein. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. These forward-looking statements speak only as of the date hereof and we undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.

By:	/s/ Michael D. Cavalier
Name:	Michael D. Cavalier
Title:	Executive Vice President - General Counsel & Secretary

Date: May 8, 2020

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